UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020 (May 26, 2020)

COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices)(Zip Code)

(229) 426-6000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2020, Colony Bankcorp, Inc. (the "Company") held its 2020 annual meeting of shareholders (the "Annual Meeting"). As of March 20, 2020, the record date for the Annual Meeting, 9,498,783 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. A total of 7,682,620 shares, or 80.9% of Colony's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company's shareholders voted on four proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of nine directors to constitute the Company's Board of Directors to serve until the 2021 annual meeting of shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Vote
Scott L. Downing	5,749,098	224,543	1,708,979
M. Frederick Dwozan, Jr.	5,749,098	224,543	1,708,979
T. Health Fountain	5,755,160	218,481	1,708,979
Terry L. Hester	5,755,160	218,481	1,708,979
Edward P. Loomis, Jr.	5,755,160	218,481	1,708,979
Mark H. Massee	5,734,271	239,370	1,708,979
Meagan M. Mowry	5,760,086	213,555	1,708,979
Matthew D. Reed	5,761,225	212,416	1,708,979
Jonathan W.R. Ross	5,747,124	226,517	1,708,979

Proposal 2. The approval of an advisory "say on pay" resolution supporting the compensation plan for the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
5,715,985	237,386	20,270	1,708,979

Proposal 3. The approval of the Colony Bankcorp, Inc. 2020 Incentive Plan:

For	Against	Abstain	Broker Non-Vote
5,464,573	506,251	2,817	1,708,979

Proposal 4. The ratification of the appointment of McNair, McLemore, Middlebrooks & Co., LLC as the Company's independent registered public accounting firm for the year ended December 31, 2020:

For	Against	Abstain	Broker Non-Vote
7,613,354	47,810	21,455	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 27, 2020	By:	/s/ Tracie Youngblood
Tracie Youngblood
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)